Exhibit 24(b)(8.161)

Schedule A

(Selling and Services Agreement and Fund Participation Agreement Amendment)

Pursuant to Schedule A of the Selling and Services Agreement and Fund Participation Agreement dated May 1, 2004 between ING Life Insurance and Annuity Company (“ING Life”), ING Insurance Company of America ("IICA"), ReliaStar Life Insurance Company ("ReliaStar"), ReliaStar Life Insurance Company of New York (ReliaStar of New York") (collectively "Insurer(s)"), ING Financial Advisers, LLC (“ING Financial”) (together with Insurers referred to collectively as “ING”), and TCW Brokerage Services (“Distributor”), Schedule A thereto is hereby amended and replaced effective May 1, 2005 to include the following funds:

"K" Shares	Service Fees	12b-1 Fees	Total Fees
TCW Galileo Opportunity Fund - "K" Share	bps.	bps.	bps.
TCW Galileo Select Equities Fund - "K" Share	bps.	bps.	bps.
TCW Galileo Value Opportunities Fund - "K" Share	bps.	bps.	bps.
TCW Galileo Select International Equities Fund - "K" Share	bps.	bps.	bps.

"N" Shares	Service Fees	12b-1 Fees	Total Fees
TCW Galileo Aggressive Growth Equities Fund - "N" Share	bps.	bps.	bps.
TCW Galileo Diversified Value Fund - "N" Share	bps.	bps.	bps.
TCW Galileo Dividend Focused Fund - "N" Share	bps.	bps.	bps.
TCW Galileo Large Cap Growth Fund - "N" Share	bps.	bps.	bps.
TCW Galileo Large Cap Value Fund - "N" Share	bps.	bps.	bps.
TCW Galileo Opportunity Fund - "N" Share	bps.	bps.	bps.
TCW Galileo Select Equities Fund - "N" Share	bps.	bps.	bps.
TCW Galileo Small Cap Growth Fund - "N" Share	bps.	bps.	bps.
TCW Galileo Value Opportunities Fund - "N" Share	bps.	bps.	bps.
TCW Galileo Core Fixed Income Fund - "N" Share	bps.	bps.	bps.
TCW Galileo High Yield Bond Fund - "N" Share	bps.	bps.	bps.
TCW Galileo Total Return Bond Fund - "N" Share	bps.	bps.	bps.
"I" Shares	Service Fees		Total Fees
TCW Galileo Aggressive Growth Equities Fund - "I" Share	bps.		bps.
TCW Galileo Convertible Securities Fund - "I" Share	bps.		bps.
TCW Galileo Diversified Value Fund - "I" Share	bps.		bps.
TCW Galileo Dividend Focused Fund - "I" Share	bps.		bps.
TCW Galileo Growth Equities Fund - "I" Share	bps.		bps.
TCW Galileo Large Cap Growth Fund - "I" Share	bps.		bps.
TCW Galileo Large Cap Value Fund - "I" Share	bps.		bps.
TCW Galileo Opportunity Fund - "I" Share	bps.		bps.
TCW Galileo Select Equities Fund - "I" Share	bps.		bps.
TCW Galileo Small Cap Growth Fund - "I" Share	bps.		bps.
TCW Galileo Value Added Fund - "I" Share	bps.		bps.
TCW Galileo Value Opportunities Fund - "I" Share	bps.		bps.
TCW Galileo Core Fixed Income Fund - "I" Share	bps.		bps.
TCW Galileo High Yield Bond Fund - "I" Share	bps.		bps.
TCW Galileo Short Term Bond Fund - "I" Share	bps.		bps.
TCW Galileo Total Return Bond Fund - "I" Share	bps.		bps.
TCW Galileo Asia Pacific Equities Fund - "I" Share	bps.		bps.
TCW Galileo Emerging Markets Equities Fund - "I" Share	bps.		bps.
TCW Galileo Emerging Markets Income Fund - "I" Share	bps.		bps.
TCW Galileo Select International Equities Growth Fund - "I" Share	bps.		bps.
TCW Galileo Money Market Fund - "I" Share n/a			n/a

Payment shall be made monthly, calculated in accordance with Section 4 of the Service Agreement. The undersigned have each caused this Agreement to be executed in its corporate name by its duly authorized officer, as of the date act forth above.

ING LIFE INSURANCE AND ANNUITY COMPANY

By:	/s/ Laurie M. Tillinghast
Name:	Laurie M. Tillinghast
Title:	Vice President
Date:	May 31, 2005

ING INSURANCE COMPANY OF AMERICA

By	/s/ Laurie M. Tillinghast
Name:	Laurie M. Tillinghast
Title	Vice President
Date:	May 31, 2005

RELIASTAR LIFE INSURANCE COMPANY

By:	/s/ Laurie M. Tillinghast
Name:	Laurie M. Tillinghast
Title:	Vice President
Date:	May 31, 2005

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Laurie M. Tillinghast
Name:	Laurie M. Tillinghast
Title:	Vice President
Date:	May 31, 2005

ING FINANCIAL ADVISERS, LLC

By:	/s/ Christina Lareau
Name:	Christina Lareau
Title:	Vice President
Date:	May 31, 2005

DISTRIBUTOR

By:	/s/ Philip K. Holl
Name:	Philip K. Holl
Title:	Senior Vice President
Date:	6/6/2005